Exhibit 99.1

I N T E R F A C E Interface, Inc. Investor Presentation May 2006

Forward Looking Statements This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors” included in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2006, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.

Interface Building Blocks - A Foundation for Growth Global Manufacturer Modular Centric Design Leader Made to Order Philosophy Segmented Approach Inventor First Mover in Sustainability Preeminent Brands Customer Experience

46% 12% 19% 1% 22% 70% 13% 2% 15%Over the Past Three Years, Interface Has Focused on its Core Modular Markets 99% Commercial 1% Residential l68% Corporate Office 32% Non-Corporate90% Refurbishment 10% New Construction Interface Portfolio (2002) 90% Commercial 10% Residential 50% Corporate Office 50% Non-Corporate Office 90% Refurbishment 10% New Construction TARGET Portfolio (2008) LTM 2006 Portfolio MixCore Focused Modular Floorcovering Fabrics Specialty Products Broadloom Floorcoverings2002 Portfolio Mix Service Business Modular Centric

History of Modular Carpet in the U.S. Market Products are Introduced in the 1970’s 1970 2005 2000 1995 1990 1985 1980 1975 0 1,000 250 500 100 • Fusion bonded • Open office plan emerges • Cut pile only • Pricing premium US Modular Carpet Sales -Specified Commercial Market Modular Centric Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates

Modular Centric History of Modular Carpet in the U.S. Market The Functionality of Modular Carpet 1970 2005 2000 1995 1990 1985 1980 1975 0 1,000 250 500 100 • Open office • Printed • Limited competitors • Limited application and Design US Modular Carpet Sales -Specified Commercial Market Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates

Modular Centric History of Modular Carpet in the U.S. Market Modular Gains Broader Acceptance as Design Improves 1970 2005 2000 1995 1990 1985 1980 1975 0 1,000 250 500 100 • Tufted tiles enter market • New competitors • Lower price • Interface late to change US Modular Carpet Sales -Specified Commercial MarketSource: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates

Modular Centric History of Modular Carpet in the U.S. MarketDesign Features Begin to be Recognized 1970 2005 2000 1995 1990 1985 1980 1975 0 1,000 250 500 100 • Solution dyed tufted pattern • Mass customization • Speed to market • New market segments • Sustainability-Ray Anderson’s vision US Modular Carpet Sales -Specified Commercial MarketSource: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates

History of Modular Carpet in the U.S. Market Celebrating the Design Elements of Modular Carpet Modular Centric 1970 2005 2000 1995 1990 1985 1980 1975 0 1,000 250 500 100 • Celebrating the square • Quarter turn • Embracing seams • Mixing patterns US Modular Carpet Sales -Specified Commercial MarketSource: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates

History of Modular Carpet in the U.S. Market Functionality and Design Come Together -Interface Entropy1970 2005 2000 1995 1990 1985 1980 1975 0 1,000 250 500 100 U.S. Patent 6,908,656 • Entropy • Inspired by nature • Entropy patent • Modular takes share of commercial market US Modular Carpet Sales -Specified Commercial MarketSource: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates Modular Centric

64% 58% 54% 49% 49% 36% 42% 46% 51% 51% 0% 25% 50% 75% 100% 2001 2002 2003 2004 2005 Through Segmentation We Have Lessened Our Dependence on the Commercial Office Market Americas Modular Office vs. Non-Office Sales Mix Percentage(2001 -2005)2001-2004 U.S. Modular -Office Segment % of Sales2005 U.S. Modular -Office Segment % of Sales Segmented Approach2001-2005 U.S. Modular -Non-office Segments % of Sales
Since 2003, the US Modular business has experienced over 63% of its Sales Growth from segments other than the corporate office market

Interface Continues to be the FIRST in Innovation …1.INVENTEDcarpet tile In Europe -1950’s2.PIONEERED The modular concept In the U.S.-1970’s3 .FIRST To move away from the monolithic broadloom look for carpet tile4.FIRST In the industry to recognize the importance of sustainability 5.FIRST to introduce PLA (bio-based) 6.FIRST to introduce “random” modular products with the I²collection7.FIRST to introduce a make to order offering 8.EARLYadopter in the residential market 9.FIRSTto introduce the modular product into ALL commercial segments10.FIRSTto introduce a “Glueless” installation -TacTiles Interface INNOVATION Inventor

Design Leader …and the Market Leader in Product DESIGN and FASHION

Preeminent Brands …by Establishing Brands That Deliver Our Promise of High End Functionality, Quality and Design SERVICEQUALITYDESIGNPERFORMANCEVALUE1. INTERFACE1. INTERFACE1. INTERFACE1. INTERFACE1. INTERFACE SHAW CONTRACT2. BPS2. BPS2. LEES SHAW2. BENTLEY PRINCE3. SHAW CONTRACT SHAW3. BPS2. LEES STREET (BPS)4. LEES ATLAS SHAW PATCRAFT3. J&J5. KARASTAN3. INVISION4. MANNINGTON3. BPS PATCRAFT6. ATLAS CONSTANTINE ATLAS J&J4. LEES7. MOHAWK4. LEES5. MOHAWK MILLIKEN ATLAS J&J MONTEREY MILLIKEN4. MOHAWK5. MASLAND MANNINGTON MANNINGTON6. DESIGNWEAVE ATLAS DESIGNWEAVE8. BEAULIEU MILLIKEN C&A DESIGNWEAVE6. MANNINGTON CONSTANTINE5. KARASTAN5. BEAULIEU KARASTAN C&A DURKAN DURKAN MILLIKEN MASLAND INVISION C&A MILLIKEN Also mentioned: Also mentioned: Also mentioned: Also mentioned: Also mentioned: Mohawk, Blue Ridge, Blue Ridge, Masland, Beaulieu, Mohawk ,Beaulieu, Invision, Blue Ridge, Bigelow, Beaulieu, Constantine Burtco, Designweave, Tuva Looms J&J, Constantine, Constantine, Masland ,Masland, Monterey, Durkan, Masland, Mannington, Milliken PatcraftBloomsburg FAVORITE CARPET MANUFACTURERSU.S Market -2005 Floor Focus Magazine Architects and Designers rated Interface Modular FIRST in ALL categories of the 2005 Floor Focus magazine survey

Interface Maintains a Strong Competitive Advantage Through its Made to Order Philosophy Americas Modular Asia Pacific Modular Europe Modular Fabrics Bentley Prince Street Interface Businesses Percentage Make to Order Business Actual vs. TARGET 1.Increases speed to market 2.Offers unique custom product capabilities3.Supports a constant flow of new products 4.Offers sales force the opportunity to visit the customer with new products5.Decreases lead time to customers6.Increases inventory turns 7.Promotes innovation The Made to Order ADVANTAGE Interface is the ONLY company with a “make-to-order” approach to the market Make-to-Order Philosophy 75% 75% TARGET Level

7%68%25%…and Global Manufacturing Capabilities Global Americas Europe Guilford, ME(Panel & Upholstery)LaGrange, GA(Modular) Picton, Australia(Modular)Belleville, Canada(Modular) Chonburi, Thailand(Modular)City of Industry, CA(Broadloom)Holland(Modular)China(Future Modular)Elkin, NC(Panel & Upholstery)Grand Rapids, MI(Fabrics)N. Ireland(Modular)India(Future Modular)Asia PacificInterface Sales Contribution

First Mover in Sustainability

Interface Continues to be Recognized as the Leader in Sustainability

GREEN LEADERS

Every year, Interface's green efforts seem to impress the designers more and more. This year, 45% of the designers named them number one, nearly double last year's total. New to the list this year: **Bentley Prince Street**, Crossville, Johnsonite, Patrcraft, Honeywell and Dal-Tile.

	2005	2004
1. INTERFACE	45%	25%
2. SHAW	14%	13%
3. FORBO	8%	10%
4. C&A	7%	8%
MANNINGTON	7%	3%
5. MILLIKEN	5%	4%
LEES	5%	4%
BENTLEY PRINCE STREET	5%	
6. ECOSURFACES	4%	3%

Also mentioned: Crossville, Johnsonite, Patcraft, Invista, Honeywell, Designweave, Dal-Tile.

Zero footprint by the year 2020 is the goal …

IMPACT to Interface

- **Galvanized a culture of higher purpose**
- **Creates goodwill in the marketplace** with architects, designers and end-users
- **Breakthrough product innovation and design** based on sustainability pursuits
- **Terratex (100% recycled) is now 66% of U.S. fabric sales**
- **$8M contract solidified in automotive fabric** based on Terratex
- **I² Collection, based on biomimicry, is the fastest growing product in our history**
- **Dematerialized our products, as well as elimination of waste in our processes**
- **$43M reduction in fossil fuel in the U.S. modular business**

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…Becomes a Growth Story The Turnaround Story …

7000 8000 9000 10000 11000 12000 13000 14000 2001 Was the Start of an Unprecedented Downturn in the Industry …The Office Market Rebound has Now Begun !!!US Office Furniture Market TTM Shipments 36% decline from Peak to Trough (2000 -2003)01/9509/05Source: Raymond James, BIFMAPEAK January 2001 (13,350)LOW November 2003 (8,465)3 Year Downturn Period Office Furniture Market Trailing Twelve Months Shipments January 1980 - May 2005 13,350 3,111 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 01/80 01/81 01/82 01/83 01/84 01/85 01/86 01/87 01/88 01/89 01/90 01/91 01/92 01/93 01/94 01/95 01/96 01/97 01/98 01/99 01/00 01/01 01/02 01/03 01/04 01/05 $ (Mil) Source: BIFMA, Raymond James Research CAGR 1/1980-1/2001 = 7.2%CAGR 2/1992 - 1/2001 = 7.2%CAGR 9/03-05/05 = 6%Office Furniture Market TTM Shipments (January 1980 -May 2005)

… As a Result, Interface was Forced Into a Strategy of Survival, In Order to Build a Foundation for Long Term Growth



Q1 2003
Turnaround Timeline
YE 2005
16.00
0.00
$15.70– 52 Week High
$2.64 – Lowest Price Recorded
2003
2004
2005
Q1 2006
Divested Interface AR (raised flooring)
Developed and launched I² campaign (random products)
Interface Fabrics and Broadloom return to profitability
Divested Cambourne (U.K. Fabrics Group)
Began $25M Cost Cutting Initiative
Divested Re:Source Americas (15 Owned dealers)
Europe returns to Double Digit growth
Developed segmentation strategy
Launched Interface residential businesses InterfaceFLOR and Heuga at Home
US and Asia Pacific modular businesses have RECORD year!!!
Modular Carpet Reaches TIPPING POINT

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Europe returns to Double Digit growth Developed and launched I²campaign (random products)US and Asia Pacific modular businesses have RECORD year!!!…As a Result, Interface was Forced Into a Strategy of Survival, In Order to Build a Foundation for Long Term Growth Divested Re: Source Americas (15 Owned dealers)Launched Interface residential businesses Interface FLOR and Heuga at Home Began $25M Cost Cutting Initiative Developed segmentation strategy Interface Fabrics and Broadloom return to profitability Divested Interface AR (raised flooring)Q1 2003Turnaround Timeline0.00200320042005Q1 2006Modular Carpet Reaches TIPPING POINT$2.64 -Lowest Price Recorded$15.70-52 Week High YE 200516.00Divested Cambourne (U.K. Fabrics Group)

Poised for Growth In The Survival Period, Interface Built a Foundation for Growth Improved liquidity Increased share in the corporate office market Executed market segmentation Accelerated the acceptance Of modular carpet Established positive sales and profitability trends in Europe Established a foundation for residential growth Lowered breakeven point to achieve profitability In fabrics and broadloom Successfully exited underperforming businesses Solidified Interface’s position on sustainability Operating Income Up 35% Year Over Year (2004 vs. 2005)12 % Sales Growth Year Over Year (2004 vs. 2005)

$876 $745 $767 $881 $986 $1,002 $0 $200 $400 $600 $800 $1,000 $1,200 2001 2002 2003 2004 2005 LTM 2006 Interface Achieved Significant Top-Line Growth, Despite a Sluggish Corporate Office Market …US$ (000’s)Growth occurred through the execution of Interface’s strategic platforms Interface Net Sales Revenue2000 -LTM 200610% CAGR (2002-LTM 2006)

4.5 24.9 31.4 60.7828354.622.46.23 $0 $25 $50 $75 $100 2001 2002 2003 2004 2005 LTM 2006…That resulted in DOUBLE DIGIT Operating Income Growth !!! Interface Gross Profit and Gross Profit % of Net Sales Interface SG&A Totals and SG&A % of Net Sales Restructuring Charges Interface Operating Income2001 -LTM 2006(Including Restructuring Charges)EBIT; Earnings before Interest & Taxes $ 59.1 $ 38.4 $ 60.7 $ 82 (000’s) $ 86 48% CAGR of Operating Income Over the Last 3 Years (2002 -LTM 2006) (000’s) (000’s) $203 $176 $186 $204 $223 $227 23.2% 23.6% 24.3% 23.2% 22.6% 22.6% $0 $100 $200 $300 2001 2002 2003 2004 2005 LTM 2006 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% $ 47.3 Op. Income % 0% 4% 8% 12% 16% Operating Income as a % of Net Sales 8.5% 8.3% 6.8% 5.0% 6.3% 6.7% $262 $223 $223 $265 $305 $313 29.9% 29.9% 29.1% 30.1% 30.9% 31.2% $0 $100 $200 $300 $400 2001 2002 2003 2004 2005 LTM 200 625.0%30.0% 35.0% 40.0%

$444 $483 $589 $646 $658 2002 50 300 350 400 450 500 550 600 650 700 2002 2003 2004 2005 LTM 20065%10%15%20%Interface Worldwide Modular Net Sales and Operating Profit Margin(2001 -LTM 2006)Interface is the Worldwide Leader in the Design and Manufacture of Carpet Tile $ in Millions% Operating Profit Margin Modular Operating Profit %Actual Modular Net Sales8% CAGR (2002 -2005)• Interface is leading the acceptance of modular carpet as the commercial office market continues to rebound • Only global manufacturer of carpet tile-manufacturing capabilities on 4 continents • Segmentation strategy is gaining momentum • Emerging Markets -China, India, SE Asia, Middle East and Eastern EuropeModular Opportunities

$141 $115 $110 $119 $125 $126 0 20 40 60 80 100 120 140 160 2001 2002 2003 2004 2005 LTM 2006 - 10% - 5% 0% 5% 10% 15% Bentley Prince Street has Returned to Profitability …Poised to Take Advantage of the Corporate Office Rebound Bentley Prince Street Net Sales and Operating Profit Margin2001 -LTM 2006 $ in Millions BPS Operating Profit %Actual BPS Net Sales% Operating Profit Margin • Largest commercial carpet manufacturer located on the West Coast • Full-service floorcovering provider-fastest growing product offering is the BPS modular carpet collection • Leading brand at the high-end of the commercial specified broadloom market • Created large operating leverage to be exploited with increased sales growth Who is Bentley Prince Street ?

…Becoming the Flooring of Choice The Modular Carpet Explosion …

Historically, Interface has Focused on the Commercial Office Market MARKET SIZECURRENT MODULAR PENETRATION50%0%Specified Corporate Office Segment$ 800M$ 25B$1BInterface U.S. Market Opportunity Expansion Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management expectations Modular Carpet Continues to Take Share of ALL Flooring Segments Coupled with a Rebounding Corporate Office Market

Projections are for a Continue Offices5012520027535042580828486889092949698000204 06Millions of Square Feet U.S. Office Construction1980 -2005d Corporate Office Rebound Change in Office Employment-3000300600900120015008486889092949698000204Thousands of Workers Change in U.S. Office Employment1984 -2004 0510152025848688909294969800020406DowntownSuburbanU.S. Office Vacancy Rates CB Richard Ellis U.S. Office Vacancy Rates1984 -2005 Office Construction2003144 miff -9%2004 155 miff +8%2005 170 miff +10%Source: McGraw Hill -2005

Defining the Modular Promise ...•Modular carpet enables dynamic design and supports creativity in ways that traditional broadloom cannot • Modular carpet instillations typically produce 67% less waste than conventional broadloom carpet-More of the investment goes into the floor versus the dumpster • Modular carpet is as dynamic as the environment; allowing for selective replacement or change without having to replace the entire floor • Modular carpet is easier and faster to install-Less disruptions to people and business0 100 200 300 400 500 600 700 1996 1997 1998 1999 2000 2001 2002 2003 2004 U.S. Office Market Estimates Broadloom vs. Modular CarpetSource: McGraw Hill -2005Modular Carpet Traditional Broadloom Carpet

Corporate Office Segment

TODAY, Interface is Driving the Modular Acceptance into ALL Commercial Segments -Healthcare, Education, Hospitality, Institutional and Retail MARKET SIZE CURRENT MODULAR PENETRATION 50% 0% $2B Specified Corporate Office Segment Non-Corporate Specified Market $ 800M $ 25B Specified Commercial Soft Floorcovering Market -ALL Segments Interface has TRIPLED its Opportunity -Continuing to Penetrate Non-Corporate Commercial Segments $3B $1B Interface U.S. Market Opportunity Expansion Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management expectations

Modular Carpet Continues to be a “Hot Product” for Architects and Designers 2005 2004 2003 Corporate 81% 63% 75% Tenant Improvement 67% N/A N/A Healthcare 64% 46% 25% Education 60% 54% 28% Retail 43% 35% 16% Hospitality 43% 26% 5% Public Spaces 47% 6% 7% Do NOT Specify Carpet Tile 11% 9% N/AWhere are you Specifying Carpet Tile? Although the majority of respondents are specifying Carpet Tile for Corporate jobs, the Top 25 are also specifying it for their projects in new markets sectors Source: 2005 Floor Focus Magazine Modular carpet is at the Tipping Point -Becoming the flooring of choice 2005 2004 2003 2002 1 Carpet Tiles 67% 58% 56% 55% 2 Linoleum 31% 40% 30% 24% 3 Ceramic / Porcelin 39% 31% 33% 41% 4 Stone 45% 31% 29% 47% 5 Vinyl 17% 30% 25% 31% 6 Rubber 33% 30% 27% 30% 7 Hardwood 31% 24% 17% 30% 8 Laminate 19% 21% 10% 17% 9 Area Rugs 30% 20% 28% 34% 10 Cork 24% 19% 14% 17% 11 Bamboo 30% 16% 21% 23% 126' Rolls 11% 12% 14% 13% 13 Broadloom 17% 11% 12% 15% 1 Nylon 25% 19% 20% 18% 2 Wool 8% 4% 11% 13% 3 Polyester 6% 4% 4% 3% 4 Olefin 2% 4% 5% 1% Carpet Tile has remained the most often specified product over the last several years, and is growing. Figures reflect the number of designers who are specifying more of the products below. Fibers Hot Products Source: 2005 Floor Focus Magazine Source: 2005 Floor Focus Magazine

…Taking Advantage of the Opportunity in ALL Segments -Office, Healthcare, Education, Hospitality and Retail Specified Commercial Flooring Market Percentage (%) of Carpet Tile by Segment

Higher Education Segment Acadia Alumni Center and Dorm Room

K-12 Education Segment

Hospitality Hotel Monaco -Room and Common Area

Entertainment Movie Theatre

Healthcare Segment Parker Adventist Hospital and Clarian Healthcare Center

Retail In-Store Retail and Shopping Mall Applications

Institutional Segment Religious Establishments

Institutional Segment -Government South Florida and Toronto, Canada Airports

With the Introduction of InterfaceFLOR and Heuga at Home, Interface has Expanded it Opportunity into the $11B Residential Markets



Interface U.S. Market Opportunity Expansion
0%
50%
CURRENT MODULAR PENETRATION
$11B
Total Residential Floorcovering Market
$2B
Non-Corporate Specified Market
$3B
Specified Commercial Soft Floorcovering Market – ALL Segments
$1B
Specified Corporate Office Segment
Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management expectations
$ 800M
$ 25B
MARKET SIZE

A modular carpet solution across ALL floorcovering segments has exponentially increased our opportunity

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Modular Goes in the Home …

FLOR is Expanding its Retail Presence

Interface is NOW Changing "The Game" - Driving the Acceptance of Modular Carpet Through Segmentation into ALL Categories

Interface U.S. Market Opportunity Expansion



0%
50%
CURRENT MODULAR PENETRATION
Total Hard Surface Floorcovering Market
$8B
$11B
Total Residential Floorcovering Market
$22B
TOTAL Floorcovering Market
$2B
Non-Corporate Specified Market
$3B
Specified Commercial Soft Floorcovering Market – ALL Segments
$1B
Specified Corporate Office Segment
Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management expectations
$ 800M
$ 25B
MARKET SIZE

A modular carpet solution across ALL floorcovering segments has exponentially increased our opportunity

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Investment Thesis, Why Interface …?The U.S. office market is beginning to rebound-Indications are that we are in the early days (second year) of the recovery with tremendous pent-up demand, which should create a robust office market Carpet Tile is reaching the “tipping point” in the commercial market as acceptance increases in ALL segments Interface is reaching record levels of profitability in the worldwide modular businesses despite a modestly recovering office market in the U.S. and a down office market in Europe Interface is in the early stages of realizing momentum in the Bentley Prince Street and fabrics businesses, expectations are for a continued improvement in profitability Interface’s “first mover” status in the emerging markets positions us to benefit from growth in India, China, Southeast Asia and the Middle East The marketplace is rewarding our position on sustainability as companies in many industries scramble to become “greener”123456

…We Don’t Know How Far Modular Can Go